EXECUTION VERSION

INCREMENTAL JOINDER AGREEMENT REGARDING UNCOMMITTED LETTER OF CREDIT AND REIMBURSEMENT AGREEMENT

This INCREMENTAL JOINDER AGREEMENT REGARDING UNCOMMITTED
LETTER OF CREDIT AND REIMBURSEMENT AGREEMENT (this “Incremental Joinder Agreement”), dated as of February 6, 2023, is made and entered into by and among NEW FORTRESS ENERGY INC. (the “Borrower”), each of the Guarantors as of the date hereof (the “Guarantors”), NATIXIS, NEW YORK BRANCH (“Natixis”), as Administrative Agent (in such capacity, the “Administrative Agent”), and as an Issuing Bank, CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK (“CACIB”), as an Issuing Bank and SUMITOMO MITSUI BANKING
CORPORATION (“SMBC”; SMBC and Natixis, each, an “Incremental LC Lender” and collectively, the “Incremental LC Lenders”).

RECITALS:

WHEREAS, reference is made to that certain Uncommitted Letter of Credit and Reimbursement Agreement, dated as of July 16, 2021 (as amended, supplemented or otherwise modified prior to the date hereof, the “ULCA”), by and among Borrower, the Guarantors party thereto from time to time, Administrative Agent, ULCA Collateral Agent, the Lenders party thereto from time to time and the Issuing Banks party thereto from time to time;

WHEREAS, subject to the terms and conditions of the ULCA, and pursuant to Section 2.8 of the ULCA, the Borrower has requested that (i) Natixis and SMBC, as Incremental LC Lenders, provide a Total LC Limit Increase (as defined below) in an aggregate principal amount of $75,000,000.00 and (ii) Natixis and CACIB, as Issuing Banks (CACIB and Natixis, in their capacities as increasing Issuing Banks hereunder, each an “Incremental Issuing Bank” and collectively, the “Incremental Issuing Banks”), provide a Total Issuance Cap Increase (as defined below) in an aggregate principal amount of $75,000,000.00; and

WHEREAS, the Incremental LC Lenders are willing to provide the Total LC Limit Increase, and the Incremental Issuing Banks are willing to provide the Total Issuance Cap Increase, to the Borrower on the Total LC Limit Increase Effective Date (as defined below) on the terms and subject to the conditions set forth herein and the Administrative Agent hereby consents to the foregoing and the other terms and conditions of this Incremental Joinder Agreement.

NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1. Defined Terms; Interpretation; Etc.

(a)Capitalized terms used and not defined herein shall have the meanings assigned to such terms in the ULCA. Section 1.2 (Other Definitional Provisions; Rules of Construction) of the ULCA apply to this Incremental Joinder Agreement. This Incremental Joinder Agreement constitutes an “Incremental Joinder Agreement” and a “Loan Document” under and pursuant to the ULCA.

(b)The parties hereto acknowledge and agree that, notwithstanding any provision hereof to the contrary, neither the ULCA nor this Incremental Joinder Agreement is a commitment to issue any Letter of Credit but rather the ULCA sets forth the procedures to be used in connection with the Borrower’s requests for an Issuing Bank to issue Letters of Credit thereunder from time to time during the Issuance Period and, if any Issuing Bank issues any Letter of Credit hereunder, the Loan Parties’ obligations to such

Issuing Bank with respect thereto. NO ISSUING BANK HAS ANY COMMITMENT OR OBLIGATION TO ISSUE ANY LETTER OF CREDIT AND NOTHING IN THE ULCA OR THIS INCREMENTAL JOINDER AGREEMENT SHALL BE INTERPRETED AS A PROMISE OR COMMITMENT BY ANY ISSUING BANK TO ISSUE ANY ONE OR MORE LETTERS OF CREDIT. THE DECISION WHETHER OR NOT TO ISSUE A LETTER OF CREDIT WILL BE MADE BY EACH ISSUING BANK AT ITS SOLE AND COMPLETE DISCRETION. IF AN ISSUING BANK ISSUES ANY LETTERS OF CREDIT UNDER THE ULCA, SUCH ISSUING BANK SHALL NOT BE COMMITTED TO ISSUE ANY OTHER LETTER OF CREDIT.

SECTION 2. Total LC Limit Increase; Total Issuance Cap Increase; Administrative Agent’s Consent; Direction to ULCA Collateral Agent.

(a)Each Incremental LC Lender hereby agrees, severally and not jointly, to increase its respective LC Limit on the Total LC Limit Increase Effective Date by the corresponding amount set forth opposite such Incremental LC Lender’s name under the heading “LC Limit Increase” on Part A of Schedule 1.1 attached hereto (collectively, the “Total LC Limit Increase”), to the corresponding amount set forth opposite such Incremental LC Lender’s name under the heading “LC Limit” on Part B of Schedule
1.1 attached hereto, on the terms set forth herein and in the ULCA, and subject to the conditions set forth herein. The Total LC Limit Increase shall constitute a part of the Total LC Limit as defined in the ULCA for all purposes of the Loan Documents having terms and provisions identical to those applicable to the Total LC Limit existing immediately prior to the Total LC Limit Increase Effective Date.

(b)Each Incremental Issuing Bank hereby agrees, severally and not jointly, to increase its respective Issuance Cap on the Total LC Limit Increase Effective Date by the corresponding amount set forth opposite such Incremental LC Lender’s name under the heading “Issuance Cap Increase” on Part C of Schedule 1.1 attached hereto (collectively, the “Total Issuance Cap Increase”), to the corresponding amount set forth opposite such Incremental LC Lender’s name under the heading “Issuance Cap” on Part C of Schedule 1.1 attached hereto, on the terms set forth herein and in the ULCA, and subject to the conditions set forth herein. The Total Issuance Cap Increase shall constitute a part of the Issuance Cap as defined in the ULCA for all purposes of the Loan Documents having terms and provisions identical to those applicable to the Issuance Cap existing immediately prior to the Total LC Limit Increase Effective Date.

(c)SMBC (i) confirms that a copy of the ULCA and the other applicable Loan Documents, together with copies of the financial statements referred to therein and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Incremental Joinder Agreement and offer an LC Limit (in the corresponding amount set forth opposite SMBC’s name under the headings “LC Limit” on Part B of Schedule 1.1 attached hereto), as applicable, have been made available to SMBC; (ii) agrees that it will, independently and without reliance upon the Administrative Agent, Natixis, in its capacity as the sole lead arranger and bookrunner with respect to this Incremental Joinder Agreement (the “Incremental Amendment Arranger”), ULCA Collateral Agent or any other Lender or Issuing Bank or agent and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the ULCA or the other applicable Loan Documents, including this Incremental Joinder Agreement; (iii) appoints and authorizes the Administrative Agent and the ULCA Collateral Agent to take such action as agent on its behalf and to exercise such powers under the ULCA and the other Loan Documents as are delegated to the Administrative Agent and the ULCA Collateral Agent, as the case may be, by the terms thereof, together with such powers as are reasonably incidental thereto; and (iv) acknowledges and agrees that upon the Total LC Limit Increase Effective Date such Incremental LC Lender shall be a “Lender” under, and for all purposes of, the ULCA and the other Loan Documents, and shall be subject to and bound by the terms thereof, and shall perform all the obligations of and shall have all rights of a Lender and an Issuing Bank thereunder.

(d)Pursuant to Section 2.8(b) of the ULCA, the Administrative Agent hereby provides its consent to SMBC joining the ULCA as a Lender on the terms set forth herein.

(e)As contemplated by clause (A) of the penultimate paragraph of Section 9.1 of the ULCA, the Administrative Agent and the Borrower hereby acknowledge and confirm their consent and direction to the ULCA Collateral Agent to enter into such amendments or waivers to the Security Documents and related documents as are necessary to cause such Security Documents or related documents to be consistent with the ULCA and the other Loan Documents (as modified by this Incremental Joinder Agreement).

SECTION 3. Adjustment to LC Exposure. Pursuant to Section 2.8(e) of the ULCA and with effect from and including the Total LC Limit Increase Effective Date, the participations of the Lenders in such LC Exposure, as the case may be, are hereby adjusted as set forth on Schedule 1.1 hereto to reflect the Pro Rata Share in the Total LC Limit (and the Adjusted Pro Rata Share of each of the Lenders (including each Incremental LC Lender) in the LC Exposure), after giving effect to the Total LC Limit Increase and the Total Issuance Cap Increase. In accordance with Section 2.8(c) of the ULCA, Schedule 1.1 hereto shall replace Schedule 1.1 (LC Limits; LC Exposure; Allocations) of the ULCA for all purposes as of the Total LC Limit Increase Effective Date.

SECTION 4. Conditions Precedent to Total LC Limit Increase and Total Issuance Cap Increase. This Incremental Joinder Agreement, the Total LC Limit Increase and the Total Issuance Cap Increase shall become effective as of the date on which the following conditions precedent are satisfied (such date, the “Total LC Limit Increase Effective Date”):

(a)no Default or Event of Default shall have occurred and be continuing on the Total LC Limit Increase Effective Date and after giving effect to any Credit Event to occur on the Total LC Limit Increase Effective Date;

(b)the representations and warranties contained in the Loan Documents are true and correct in all material respects on and as of the Total LC Limit Increase Effective Date and after giving effect to such Total LC Limit Increase and Total Issuance Cap Increase as though made on and as of such date (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date);

(c)the Administrative Agent shall have received from the Borrower, each Guarantor and each Incremental LC Lender a counterpart of this Incremental Joinder Agreement duly executed and delivered on behalf of such party;

(d)the Incremental LC Lenders, the Lenders, the Issuing Banks, the Incremental Issuing Banks, the Administrative Agent, the ULCA Collateral Agent and Natixis shall have received all fees and other amounts due and payable to them on or prior to the Total LC Limit Increase Effective Date, including
(i) those specified in any Fee Letter, (ii) to the extent invoiced at least two Business Days prior to the Total LC Limit Increase Effective Date, reimbursement or payment of all out-of-pocket expenses (including reasonable fees, charges and disbursements of counsel) required to be reimbursed or paid by any Loan Party and (iii) as agreed by and between Natixis and Borrower in connection with the arrangement of the Total LC Limit Increase and the Total Issuance Cap Increase; and

(e)SMBC shall have delivered to the Administrative Agent and the Borrower such forms, certificates or other evidence with respect to United States federal income tax withholding matters as such Incremental LC Lender may be required to deliver to the Administrative Agent and the Borrower pursuant to Section 2.3(g) of the ULCA.

SECTION 5. Representations and Warranties. In order to induce the Incremental LC Lenders, the Incremental Issuing Banks and the Administrative Agent to enter into this Incremental Joinder Agreement and to induce the Incremental LC Lenders to severally provide the Total LC Limit Increase and to induce the Incremental Issuing Banks to severally provide the Total Issuance Cap Increase hereunder:

(a)the Borrower hereby represents and warrants to the Incremental LC Lenders, the Incremental Issuing Banks and the Administrative Agent on and as of the Total LC Limit Increase Effective Date that each of the representations and warranties contained in the ULCA are true and correct in all material respects on and as of the Total LC Limit Increase Effective Date and after giving effect to such Total LC Limit Increase and Total Issuance Cap Increase as though made on and as of such date (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date);

(b)the execution, delivery and performance by the Borrower and each other Loan Party of this Incremental Joinder Agreement, the ULCA and each other Loan Document to which it is party have been duly authorized by all necessary corporate or other organizational action, and do not and will not
(i) contravene the terms of its certificate or articles of incorporation or organization or other applicable constitutive documents, (ii) conflict with or result in any breach or contravention of, or the creation of any Lien (except for Permitted Liens) under, or require any payment to be made under (x) any material contractual obligation to which the Borrower is a party or affecting the Borrower or the properties of the Borrower or any Subsidiary or (y) any material order, injunction, writ or decree of any Governmental Authority or any arbitral award to which the Borrower or any Subsidiary or its property is subject or
(c)violate any applicable Law in any material respect; and

(d)this Incremental Joinder Agreement has been, and any other Loan Document, when delivered in connection herewith, will have been, duly executed and delivered by the Borrower and each other Loan Party party hereto or thereto, as applicable. This Incremental Joinder Agreement constitutes, and each other Loan Document when so delivered will constitute, a legal, valid and binding obligation of the Borrower and each other Loan Party hereto or thereto, as applicable, enforceable against the Borrower and each such other Loan Party in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium or other Laws affecting creditors’ rights generally and by general principles of equity.

SECTION 6. Reaffirmation of Guarantees and Security Interests. Each Loan Party hereby acknowledges its receipt of a copy of this Incremental Joinder Agreement and its review of the terms and conditions hereof and consents to the terms and conditions of this Incremental Joinder Agreement and the transactions contemplated thereby, including any Credit Events made available by the Total LC Limit Increase and the Total Issuance Cap Increase. Each Loan Party hereby (a) affirms and confirms its guarantees, pledges, grants, charges, mortgages and other security interests and undertakings under the ULCA and the other Loan Documents to which it is a party, (b) agrees that (i) each Loan Document to which it is a party shall continue to be in full force and effect and (ii) all guarantees, pledges, grants, charges, mortgages and other security interests and undertakings thereunder shall continue to be in full force and effect and guarantee or secure (as applicable) the Obligations and shall accrue to the benefit of the Secured Parties, including the Incremental LC Lenders, notwithstanding the entry into of this Incremental Joinder Agreement and (c) acknowledges that from and after the date hereof, all LC Exposure attributable to the Total LC Limit Increase and the Total Issuance Cap Increase from time to time shall be deemed to be Obligations.

SECTION 7. Expenses; Indemnity; Damage Waiver. Section 9.5 of the ULCA is hereby incorporated by reference, mutatis mutandis, as if such Section were set forth in full herein. The terms and conditions of Section 9.5 of the ULCA shall apply, mutatis mutandis, to the Incremental Amendment

Arranger, in its capacity as such, as if each reference to the Sole Lead Arranger under the ULCA were a reference to the Incremental Amendment Arranger hereunder.

SECTION 8. Reference to and Effect on the Loan Documents. On and after the Total LC Limit Increase Effective Date (i) each reference in the ULCA to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to such ULCA and each reference to the ULCA in any certificate delivered in connection therewith, shall mean and be a reference to the ULCA, as modified hereby and (ii) each reference in the other Loan Documents to the ULCA, “thereof” or words of like import referring to the ULCA, shall mean and be a reference to the ULCA as modified hereby. Except as expressly provided herein, the execution, delivery and effectiveness of this Incremental Joinder Agreement shall not operate as a waiver of any right, power or remedy of any Secured Party under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

SECTION 9. Miscellaneous

(a)Execution in Counterparts; Electronic Execution.

(i)This Incremental Joinder Agreement may be executed by one or more of the parties to this Incremental Joinder Agreement on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Incremental Joinder Agreement by facsimile or other electronic transmission shall be effective as delivery of a manually executed counterpart hereof. A set of the copies of this Incremental Joinder Agreement signed by all the parties shall be lodged with the Borrower and the Administrative Agent.

(ii)The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to any document to be signed in connection with this Incremental Joinder Agreement and the transactions contemplated hereby shall be deemed to include Electronic Signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper- based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided that nothing herein shall require the Administrative Agent to accept electronic signatures in any form or format without its prior written consent.

(b)Severability. Any provision of this Incremental Joinder Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

(c)Integration. This Incremental Joinder Agreement and the other Loan Documents represent the entire agreement of the parties hereto with respect to the subject matter hereof and thereof, and there are no promises, undertakings, representations or warranties by the Administrative Agent or the Incremental LC Lenders or Incremental Issuing Banks relative to the subject matter hereof not expressly set forth or referred to herein or in the other Loan Documents.

(d)Governing Law. THIS INCREMENTAL JOINDER AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS INCREMENTAL JOINDER

AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

(e)Waiver of Jury Trial. EACH PARTY HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS INCREMENTAL JOINDER AGREEMENT OR ANY OTHER LOAN DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.

(f)Headings. The headings of this Incremental Joinder Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

(g)Submission to Jurisdiction; Waivers. Each party hereto irrevocably and unconditionally:

(i)submits for itself and its Property in any legal action or proceeding relating to this Incremental Joinder Agreement and the other Loan Documents to which it is a party, or for recognition and enforcement of any judgment in respect thereof, to the exclusive general jurisdiction of the courts of the State of New York, the courts of the United States of America for the Southern District of New York, in each case, in the County of New York, Borough of Manhattan, and appellate courts from any thereof;

(ii)consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

(iii)agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to its address set forth in Section 9.2 of the ULCA or at such other address of which the Administrative Agent (or in the case of the Administrative Agent, the other parties hereto) shall have been notified pursuant thereto;

(iv)agrees that the Agents, the Issuing Banks and the Lenders retain the right to bring proceedings against any Loan Party in the courts of any other jurisdiction in connection with the exercise of any rights under any Security Document or the enforcement of any judgment;

(v)agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law; and

(vi)waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section 10(g) any special, exemplary, punitive or consequential damages.

(h)Amendment, Modification and Waiver. This Incremental Joinder Agreement may not be amended and no provision hereof may be waived except pursuant to a writing signed by each of the parties hereto.

IN WITNESS WHEREOF, the parties hereto have caused this Incremental Joinder Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

NEW FORTRESS ENERGY INC.
as the Borrower

By: /s/ Christopher S. Guinta
Name: Christopher S. Guinta
Title: Chief Financial Officer

NEW FORTRESS INTERMEDIATE LLC

By: /s/ Christopher S. Guinta
Name: Christopher S. Guinta
Title: Chief Financial Officer

NFE ATLANTIC HOLDINGS LLC

By: /s/ Christopher S. Guinta
Name: Christopher S. Guinta Title: Chief Financial Officer

[Incremental Joinder Agreement]

AMERICAN ENERGY LOGISTICS SOLUTIONS LLC AMERICAN LNG MARKETING LLC
ATLANTIC ENERGY HOLDINGS LLC
BRADFORD COUNTY DEVELOPMENT HOLDINGS LLC BRADFORD COUNTY GPF HOLDINGS LLC
BRADFORD COUNTY GPF PARTNERS LLC BRADFORD COUNTY POWER HOLDINGS LLC BRADFORD COUNTY POWER PARTNERS LLC BRADFORD COUNTY TRANSPORT HOLDINGS LLC BRADFORDCOUNTYTRANSPORTPARTNERSLLC ISLAND LNG LLC
LA DEVELOPMENT HOLDINGS LLC LA REAL ESTATE HOLDINGS LLC LA REAL ESTATE PARTNERS LLC LNG HOLDINGS (FLORIDA) LLC LNG HOLDINGS LLC
NEW FORTRESS ENERGY MARKETING LLC NEW FORTRESS ENERGY HOLDINGS LLC NFE ANDROMEDA CHARTERING LLC
NFE ANGOLA HOLDINGS LLC NFE BCS HOLDINGS (A) LLC NFE BCS HOLDINGS (B) LLC
NFE EQUIPMENT HOLDINGS LLC NFE EQUIPMENT PARTNERS LLC NFE GHANA HOLDINGS LLC
NFE GHANA PARTNERS LLC NFE GLOBAL SHIPPING LLC NFE GRAND SHIPPING LLC
NFE HONDURAS HOLDINGS LLC NFE INTERNATIONAL LLC
NFE INTERNATIONAL SHIPPING LLC NFE ISO HOLDINGS LLC
NFE ISO PARTNERS LLC NFE JAMAICA GP LLC
NFE LOGISTICS HOLDINGS LLC NFEMANAGEMENTLLC
NFE NICARAGUA DEVELOPMENT PARTNERS LLC NFE NICARAGUA HOLDINGS LLC
NFE NORTH TRADING LLC
NFE PLANT DEVELOPMENT HOLDINGS LLC NFE SOUTH POWER HOLDINGS LLC NFESUBLLC
NFE TRANSPORT HOLDINGS LLC NFE TRANSPORT PARTNERS LLC NFE US HOLDINGS LLC
PA DEVELOPMENT HOLDINGS LLC PA REAL ESTATE HOLDINGS LLC PA REAL ESTATE PARTNERS LLC
TICO DEVELOPMENT PARTNERS HOLDINGS LLC TICO DEVELOPMENT PARTNERS LLC

By: /s/ Christopher S. Guinta
Name: Christopher S. Guinta Title: Chief Financial Officer

[Incremental Joinder Agreement]

ATLANTIC DISTRIBUTION HOLDINGS SRL ATLANTIC POWER HOLDINGS SRL
ATLANTIC ENERGY INFRASTRUCTURE HOLDINGS SRL
ATLANTIC PIPELINE HOLDINGS SRL ATLANTIC TERMINAL INFRASTRUCTURE HOLDINGS SRL

By: /s/ Christopher S. Guinta
Name: Christopher S. Guinta Title: Manager

ATLANTIC POWER HOLDINGS LIMITED NFE NORTH HOLDINGS LIMITED
NFE SOUTH HOLDINGS LIMITED
NFE INTERNATIONAL HOLDINGS LIMITED* NFE BERMUDA HOLDINGS LIMITED

By: /s/ Christopher S. Guinta
Name: Christopher S. Guinta
Title: Director
*organized under Bermuda law

NFE SHANNON HOLDINGS LIMITED

By: /s/ Christopher S. Guinta
Name: Christopher S. Guinta
Title: Director

NFE NORTH DISTRIBUTION LIMITED NFE NORTH HOLDINGS LIMITED NFE NORTH TRANSPORT LIMITED NFE SOUTH HOLDINGS LIMITED
NFE SOUTH POWER TRADING LIMITED

By: /s/ Christopher S. Guinta
Name: Christopher S. Guinta Title: Director

[Incremental Joinder Agreement]

NFE BCS MEXICO HOLDINGS, S. DE R.L. DE C.V. NFENERGIA MEXICO, S. DE R.L. DE C.V. NFENERGIA GN DE BCS, S. DE R.L. DE C.V.
NFE PACIFICO LAP, S. DE R.L. DE C.V.

By: /s/ Christopher S. Guinta
Name: Christopher S. Guinta
Title: Legal Representative

NFENERGIA LLC
SOLUCIONES DE ENERGIA LIMPIA PR LLC NFE POWER PR LLC
ENCANTO EAST LLC ENCANTO WEST LLC ENCANTO POWER WEST LLC

By: /s/ Christopher S. Guinta
Name: Christopher S. Guinta
Title: Authorized Signatory

NFE MEXICO HOLDINGS S.A R.L.
NFE MEXICO HOLDINGS PARENT S.A R.L.

By: /s/ Christopher S. Guinta
Name: Christopher S. Guinta
Title: Authorized Signatory

NFE NICARAGUA DEVELOPMENT PARTNERS LLC, SUCURSAL NICARAGUA

By: /s/ Christopher S. Guinta
Name: Christopher S. Guinta
Title:    Chief Financial Officer

NFE INTERNATIONAL HOLDINGS LIMITED* NFE MEXICO POWER HOLDINGS LIMITED NFE MEXICO TERMINAL HOLDINGS LIMITED NFE GLOBAL HOLDINGS LIMITED
NFE UK HOLDINGS LIMITED

By: /s/ Christopher S. Guinta
Name: Christopher S. Guinta Title: Director
*organized under English law

[Incremental Joinder Agreement]

AMAUNET, S. DE R.L. DE C.V.

By: /s/ Christopher S. Guinta
Name: Christopher S. Guinta
Title: Legal Representative

[Incremental Joinder Agreement]

NFE GP LLC

By: /s/ Christopher S. Guinta
Name: Christopher S. Guinta Title: Director

[Incremental Joinder Agreement]

NATIXIS, NEW YORK BRANCH,
as the Administrative Agent

By:    /s/ Hana Beckles

[Incremental Joinder Agreement]

Name: Title:

Hana Beckles Director

By:    /s/ Lisa Wong
Name: Title:

Lisa Wong Director

NATIXIS, NEW YORK BRANCH,
as an Incremental LC Lender and Incremental Issuing Bank

By: /s/ Guillaume De Parscau
Name: Title:

Guillaume De Parscau Managing Director

By: /s/ Hanane Hablal
Name: Title:

Hanane Hablal Vice President

[Incremental Joinder Agreement]

SUMITOMO MITSUI BANKING CORPORATION,
as an Incremental LC Lender

By:     /s/ Jeffrey Cobb

[Incremental Joinder Agreement]

Name: Title:

Jeffrey Cobb Director

[Incremental Joinder Agreement]

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK,
as an Incremental Issuing Bank

By:     /s/ Abdellah Agouzoul     Name:Abdellah Agouzoul
Title: Director
By:    /s/ Patricia Christy     Name: Patricia Christy
Title:    Director

[Incremental Joinder Agreement]

Schedule 1.1

LC LIMITS; LC EXPOSURE; ALLOCATIONS

PART A
REVISIONS TO EXISTING LC LIMITS AND LC EXPOSURE TO OCCUR ON THE TOTAL LC LIMIT INCREASE EFFECTIVE DATE
(All amounts below in US Dollars)

Lender	LC Limit Increase	Revisions to LC Exposure
NATIXIS, NEW YORK BRANCH	+$25,000,000	+$1,000,071.00
DEUTSCHE BANK AG NEW YORK BRANCH	Nil	-$6,000,425.97
CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK	Nil	-$6,000,425.97
HSBC BANK USA, N.A.	Nil	-$9,000,638.94
SUMITOMO MITSUI BANKING CORPORATION	+$50,000,000	+$20,001,419.88
TOTAL:	+$75,000,000	$0.00

[Schedule 1.1]

PART B

LC LIMITS AND LC EXPOSURE AFTER GIVING EFFECT TO THE TOTAL LC LIMIT INCREASE EFFECTIVE DATE
(All amounts below in US Dollars)

Lender	LC Limit	LC Exposure
NATIXIS, NEW YORK BRANCH	$100,000,000	$40,002,839.77
DEUTSCHE BANK AG NEW YORK BRANCH	$50,000,000	$20,001,419.88
CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK	$50,000,000	$20,001,419.88
HSBC BANK USA, N.A.	$75,000,000	$30,002,129.83
SUMITOMO MITSUI BANKING CORPORATION	$50,000,000	$20,001,419.88
TOTAL:	$325,000,000	$130,009,229.24

[Schedule 1.1]

Part C

ISSUANCE CAPS AS OF THE TOTAL LC LIMITED INCREASE EFFECTIVE DATE
(All amounts below in US Dollars)

Issuing Bank	Total Issuance Cap Increase	Issuance Cap (After giving Effect to the Total Issuance Cap Increase)
NATIXIS, NEW YORK BRANCH	+$25,000,000	$150,000,000
CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK	+$50,000,000	$100,000,000
HSBC BANK USA, N.A.	Nil	$75,000,000
TOTAL:	+$75,000,000	$325,000,000

[Schedule 1.1]